EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
 SECTION 906 OF TEHE SARBANES-OXLEY ACT OF 2002

I, Kevin Jasper, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Insight Management Corporation on Form 10-Q for the quarterly period ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Insight Management Corporation.

Dated: November 22, 2010

By:	/s/ Kevin Jasper
Name:	Kevin Jasper
Chief Executive Officer and Principal Financial Officer